UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported): February 19, 2001

                             LASV ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-22310                     33-0564327
(State or other              (Commission File No.)            (IRS Employer
jurisdiction of                                             Identification No.)
 incorporation)


                                1736 152nd Street
                                    Suite 201
                            Surrey, British Columbia
                                 Canada V4A 4N4
              (Address of Registrant's principal executive offices)

                                 (604) 541-6253
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Overview

         On February 19, 2001, the Registrant entered into and completed a Plan and Agreement of Merger with D.C.T. Corporation, a Bahamas corporation. The Registrant is referred to below as "Registrant," D.C.T. Corporation is referred to as "DCT," and the Plan and Agreement of Merger is referred to as the "Merger Agreement." The press release issued by Registrant concerning the Merger Agreement is included in this Current Report as Exhibit 99.1.

         The Merger Agreement provides for several transactions to occur which shall result in the following:

         o acquisition by Registrant of DCT through which Registrant will acquire patent and patent rights for dynamic chaos technology and search engine software known as "Forget-Me-Not" software for future development and commercialization, as one of Registrant's new line of businesses; and

         o issuance of 90.5 million shares of Registrant's common stock to the stockholders of DCT for the acquisition of DCT which will result in DCT's stockholders owning an estimated 93.8 % of Registrant's then outstanding common stock; and

         o control of Registrant shifting to the former stockholders of DCT who will then own a majority of Registrant's then outstanding common stock and will ultimately control Registrant's board of directors.

These and other anticipated transactions are discussed further below.

         There is no material relationship between Registrant and its subsidiaries or affiliates, on the one hand, and DCT or its affiliates on the other. Similarly, there is no material relationship between any officer or director of Registrant or its subsidiaries or affiliates and DCT or its affiliates, except as described below.

Acquisition of Dynamic Chaos Technology and Forget-Me-Not Software

         The Merger Agreement provides for the acquisition by Registrant of DCT in a statutory merger transaction described further below. DCT is a development stage company with no revenues and limited operating history that is primarily engaged in the development for commercial applications of new wireless communication and information processing technology.

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         According to published reports, DCT's principal stockholders have developed, patented and demonstrated a promising new development in the technology known as "Dynamic Chaos." The principal shareholders in DCT are a group of scientists who have researched and published extensively in the field of dynamic chaos technology over the past ten years. DCT has advised Registrant that DCT believes its scientists to be the first in the world to implement high-rate transmission of information in the microwave frequency band using Dynamic Chaos technology and chaotic oscillations. This new technology is said by DCT to be insensitive to complex conditions of radio signal propagation, meaning that the signal reception is comparatively stable. Based on discussions with DCT and its own due diligence inquiries, Registrant believes that development of Dynamic Chaos technology using ultra high-speed data transmissions generated through radio microwave broadband signals, rather than telephone lines, has the potential to serve as the next generation and global standard for mobile personal communication systems. Registrant has been advised by DCT that it is currently preparing additional patent filings for the application of this technology and presently plans to license its technology for commercial application world-wide, but not including inside the Russian Federation.

         DCT's representatives have advised Registrant that DCT owns the exclusive worldwide rights outside of the Russian Federation to manufacture, market and distribute a related software search engine, currently marketed under the name "Forget-Me-Not." "Forget-Me-Not" is intended to turn existing word processing files, HTML pages, images and databases into fully searchable titles for distribution on CD ROM, as a download, or for hosting on the INTERNET. "Forget-Me-Not" Book Reader is being developed to store and to work with unstructured facsimile electronic copies of paper documents (e.g., books, newspapers, incoming and outgoing business documents, etc.) as well as text documents in Windows 95/98/NT environment. The "Forget-Me-Not" system is being designed to run on a separate computer, as well as on a server on a local INTRANET or INTERNET.

         DCT has advised Registrant that certain features of the Forget-Me-Not software are covered by United States Patent Number 5,774,587 for Method of Objects Recognition, issued on June 30, 1998. Forget-Me-Not is currently in the Beta testing stage of development.

Acquisition of DCT by Merger

         The Merger Agreement is the principal document that provides for the acquisition of DCT by merger to occur. The following is a summary of certain of the provisions of the Merger Agreement. The Merger Agreement contains other provisions not discussed here. Accordingly, the reader is encouraged to review the Merger Agreement in its entirety. A copy of the Merger Agreement is included in this Current Report as Exhibit 99.2 and is hereby incorporated into this Current Report.

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

         The Merger Agreement provides that Registrant will acquire DCT in a statutory, "triangular" merger transaction which will result in DCT becoming a wholly-owned subsidiary of Registrant. DCT's stockholders shall receive 90.5 million shares of Registrant's common stock in the merger in reliance on applicable exemptions from the registration provisions of the Securities Act. Accordingly, the Registrant's common stock issued to DCT stockholders will be considered "restricted securities" within the meaning of Rule 144 under the Securities Act.

         In the Merger Agreement, DCT has represented to Registrant that the Merger Agreement and the various transactions contemplated by the Merger Agreement have been approved by all necessary corporate action on the part of DCT, including the necessary vote of the majority of stockholders of DCT. Other customary representations, warranties and indemnities of Registrant on the one hand, and DCT and its stockholders on the other, are contained in the Merger Agreement.

         Some terms and conditions of the Merger Agreement include the following:

     o an amendment to Registrant's charter to change the name of Registrant to "Dynamic Chaos Technology, Inc."; and

     o the election of DCT's nominees to replace or be added to Registrant's incumbent board of directors as soon as practicable after the closing of the Merger Agreement.

     o Customary legal opinions, closing certificates and other closing documentation must have been received from DCT and its legal counsel.


ITEM 5.  OTHER EVENTS

Change of Control

         Stockholders of DCT will collectively gain voting control of Registrant and will be able to effectively appoint a majority of the members of Registrant's board of directors. After giving effect to the issuance of shares by Registrant for the acquisition of DCT, DCT and the other new stockholders are expected to own 93.8% of Registrant's outstanding common stock.

         As a result of holding 93.8% of Registrant's common stock and upon designating a majority of Registrant's new board of directors, DCT and its affiliates will be in a position to control all aspects of Registrant's business and policies and will be in a position to approve or disapprove matters thereafter submitted to Registrant's stockholders for vote or consent.

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

         Because DCT and its affiliates will own 93.8% of Registrant's outstanding stock, it is anticipated that the Registrant will treat the Merger Agreement transactions as a "reverse acquisition" for financial accounting purposes. The historical financial statements of DCT will therefore become the financial statements of Registrant following the closing of the Merger Agreement and will reflect for accounting purposes that the acquirer for state law purposes, Registrant, was acquired by the aquiree for state law purposes, DCT, in a transaction accounted for under the purchase method of accounting. Additional footnote disclosure to Registrant's post-merger financial statements will explain the Merger Agreement transactions, differences in capitalization and other financial differences.

Expected Federal Income Tax Treatment

         The acquisition by Registrant of DCT by merger is expected to be tax free to both Registrant and the DCT stockholders.


Forward-Looking Statements

         This Current Report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this Current Report or in the documents that have been incorporated by reference that are not statements of historical fact are "forward-looking statements". Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may", "will", "expect", "contend", "estimate", "anticipate", "believe" or similar terminology. Forward-looking statements included in this Current Report include discussions about the following:

     o the expected treatment for federal income tax purposes of the transactions described in this Current Report;

     o the future potential for development and commercialization of DCT's technology,

The Registrant cautions readers of this Current Report not to place undue reliance on these forward-looking statements which speak only as of the date of this Current Report. Many important factors could cause actual results to differ from those expressed in the forward-looking statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1      Press release announcing signing of Merger Agreement
         Exhibit 99.2      Plan and Agreement of Merger

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: February 20, 2001                     LASV ENTERPRISES, INC.,
                                            A Delaware corporation

                                     By:      /s/ Timothy Metz
                                            ------------------------
                                            Timothy Metz
                                            Chief Executive Officer, President
                                             and Director
                                            (Principal Executive Officer)


                                     By:      /s/ Albert Landwehr
                                             ------------------------
                                             Albert Landwehr
                                             Secretary and Director

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